SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES ACT OF 1934

(AMENDMENT NO. _____)
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AMBASSADORS INTERNATIONAL, INC.

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AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street
Newport Beach, California 92660

April 14, 2004

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors International, Inc. (the “Company”), which will be held at 10:00 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company’s outstanding common stock as of the close of business on March 31, 2004, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

      We hope that you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Joseph J. Ueberroth
President and Chief Executive Officer

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street
Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors International, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

1. To elect two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 31, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Brian R. Schaefgen
Secretary

Dated: April 14, 2004

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street
Newport Beach, California 92660

PROXY STATEMENT

GENERAL INFORMATION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors International, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

      At the close of business on March 31, 2004, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 10,016,614 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 31, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

      Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

      The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting.

      The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 14, 2004, to all stockholders entitled to vote at the Annual Meeting.

      The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS

(Item I of the Proxy Card)

      The Company has a classified Board of Directors which is divided into three classes, consisting of two Class I Directors, three Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the two Class I Directors, Peter V. Ueberroth and Richard D.C. Whilden, will expire at this year’s Annual Meeting of Stockholders. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson, and John C. Spence, will expire at the Annual Meeting to be held in 2005. The term of the three Class II Directors, James L. Easton, John A. Ueberroth, and Joseph J. Ueberroth, will expire at the Annual Meeting to be held in 2006.

      At this year’s Annual Meeting, two Class I Directors are to be elected. The nominees for election at the Annual Meeting as Class I Directors are the incumbent directors, Peter V. Ueberroth and Richard D.C. Whilden. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2007, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

      If a quorum is present and voting, the two nominees for Class I Directors receiving the highest number of votes will be elected as Class I Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

      The table below sets forth for the current directors, including the Class I nominees to be elected at this meeting, certain information with respect to age and background.

			Director
Name	Position with Company	Age	Since

Class I Directors, currently standing for re-election:
Peter V. Ueberroth	Co-Chairman of the Board	66	1995
Richard D.C. Whilden	Director	70	1995

Class III Directors, whose term expires at the Annual Meeting to be held in 2005:
Brigitte M. Bren	Director	38	2001
Rafer L. Johnson	Director	69	1995
John C. Spence	Director	74	1995

Class II Directors, whose term expires at the Annual Meeting to be held in 2006:
James L. Easton	Director	68	1995
John A. Ueberroth	Co-Chairman of the Board	60	1995
Joseph J. Ueberroth	Director, President & Chief Executive Officer	35	2001

Business Experience

Class I Directors

      Peter V. Ueberroth has served as Co-Chairman of the Board of Directors since November 2003, and as Chairman since 1995. He is currently the Managing Director of Contrarian Group, Inc., an investment and management company. In 1962, Mr. Ueberroth founded First Travel Corporation, and sold it to the Carlson

Travel Group in 1980. From 1979 to 1984, Mr. Ueberroth served as President of the Los Angeles Olympic Organizing Committee. From 1984 to 1989, he served as the Sixth Commissioner of Major League Baseball. In July of 1999, Mr. Ueberroth successfully orchestrated the purchase of the Pebble Beach Company and he now serves as an owner and Co-Chairman. He is also a member of the Board of Directors of The Coca-Cola Company, Hilton Hotels Corporation, and McLeod USA, Inc.

      Richard D.C. Whilden has served as a Director since 1995. Since September 2002, he has been a Director of Jas. D. Easton, Inc. Since 1990, Mr. Whilden has been a Principal of Contrarian Group, an investment and management company. From June 1996 to July 2000, he also served as Chairman of the Board, and from March 1998 to March 1999, he served as President and Chief Executive Officer of GetThere.com. In 1993 and 1994, he was Chairman of the Board of Directors of Caliber Bank in Phoenix, Arizona, and was the Chief Executive Officer, President and Chairman of the Board of Directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an Executive Vice President from 1984 to 1989. Mr. Whilden also serves as a Director of Ambassadors Group, Inc.

Class III Directors

      Brigitte M. Bren has served as a Director since February 2001. Since 1991, Ms. Bren has served as Co-Founder, President and Chief Executive Officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she was of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as Vice President of International Marketing/Sales and Vice President of Governmental Affairs for Mark Goodson Productions. Ms. Bren also serves as Director of Ambassadors Group, Inc.

      Rafer L. Johnson has served as a Director since 1995. Mr. Johnson is a world and Olympic recordholder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the President of its Board of Directors for 10 years, and currently is Chairman of its Board of Governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a Member of its Board of Directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services. Mr. Johnson also serves as a Director of Ambassadors Group, Inc.

      John C. Spence has served as a Director since 1995. He is also a Director of Newport Works, a provider of voice mail information systems to the real estate industry, a Director of Cypress Reinsurance, Ltd., a Bermuda based insurance company, and a Director of Endovascular Instruments Inc., a manufacturer of medical instruments. Mr. Spence is Chairman of Craig Berkman and Associates, which is the managing member of CB Capital LLC, a venture capital fund. From April 1993 to January 1998, Mr. Spence as President of AVCO Insurance Services, a provider of credit and credit related insurance to financial institutions, and served as its Chairman until his retirement in April 1998. Mr. Spence also serves as a Director of Ambassadors Group, Inc.

Class II Directors

      James L. Easton has served as a Director since 1995. Since 1973, Mr. Easton has served as Chairman and President of Jas. D. Easton, Inc., and Chairman of Easton Sports Inc., diversified international sporting goods companies. He is one of the four Vice Presidents on the International Olympic Committee and is one of the three International Olympic Committee members from the United States. He also serves as President of Federation Internationale de Tir a l’Arc (FITA-International Archery Association), is a Member of the Board of Visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an Executive Board Member of the U.S. Olympic Committee. Mr. Easton also serves as a Director of Ambassadors Group, Inc.

      John A. Ueberroth has served as Co-Chairman of the Board of Directors since November 2003, and President, Chief Executive Officer and a Director of Ambassadors International, Inc. from 1995 to November

2003. Since 1989, Mr. Ueberroth has been a Principal of Contrarian Group, an investment and management company. From 1990 to 1993, he served as Chairman and Chief Executive Officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as President of Carlson Travel Group. In addition, Mr. Ueberroth has served as Chairman of the Travel Industry Association of America during 1986 and 1987, and President of the United States Tour Operators Association during 1987 and 1988. Mr. Ueberroth also serves as Chairman of the Board of Ambassadors Group, Inc. and a Member of the Board of Directors of Navigant International and recently became Chief Executive Officer of Indecorp Corporation.

      Joseph J. Ueberroth has served as President and Chief Executive Officer since November 2003 and Director since 2001. His other involvements include Founder and Co-Chairman of BellPort Group, Inc., an international marina company, and as a General Partner and Managing Member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the Board of Directors of Enwisen, International Greenhouse Products, MilePoint, and Newport Works. Mr. Ueberroth also serves as Director of Ambassadors Group, Inc.

      There are no arrangements or understandings known to the Company between any of the directors or nominees for director of the Company and any other person pursuant to which any such person was or is to be elected a director.

      John A. Ueberroth and Peter V. Ueberroth are brothers. Joseph J. Ueberroth is the son of Peter V. Ueberroth. Other than these relationships, there are no family relationships among the directors and executive officers of the Company.

      The Board of Directors unanimously recommends that you vote FOR the election of each of Peter V. Ueberroth and Richard D.C. Whilden as Class I Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Meeting.

OTHER BUSINESS

      The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS

      Any proposals of security holders which are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 17, 2004, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

INFORMATION CONCERNING

MANAGEMENT, COMPENSATION, AND STOCK OWNERSHIP

Executive Officers

      Joseph J. Ueberroth, age 35, has served as President and Chief Executive Officer since November 2003 and Director since 2001. His other involvements include Founder and Co-Chairman of BellPort Group, Inc., an international marina company, and as a General Partner and Managing Member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the Board of Directors of Enwisen, International Greenhouse Products, MilePoint, and Newport Works. Mr. Ueberroth also serves as a Director of Ambassadors Group, Inc.

      Brian R. Schaefgen, age 34, has served as Chief Financial Officer, Treasurer and Secretary of the Company since December 2003. From March 1994 through December 2003, Mr. Schaefgen served in various financial capacities with The Irvine Company, a real estate investment company, most recently as Controller of its wholly-owned subsidiary, Irvine Apartment Communities. From 1991 through 1994, Mr. Schaefgen was with the professional services firm Deloitte & Touche. Mr. Schaefgen is a Certified Public Accountant.

      John A. Ueberroth, age 60, has served as Co-Chairman of the Board of Directors since November 2003, and President, Chief Executive Officer and a Director of Ambassadors International, Inc. from 1995 to November 2003. Since 1989, Mr. Ueberroth has been a Principal of Contrarian Group, an investment and management company. From 1990 to 1993, he served as Chairman and Chief Executive Officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as President of Carlson Travel Group. In addition, Mr. Ueberroth has served as Chairman of the Travel Industry Association of America during 1986 and 1987, and President of the United States Tour Operators Association during 1987 and 1988. Mr. Ueberroth also serves as Chairman of the Board of Ambassadors Group, Inc. and a Member of the Board of Directors of Navigant International and recently became Chief Executive Officer of Indecorp Corporation.

      Timothy T. Fogarty, age 43, served as Chief Financial Officer, Treasurer and Secretary of the Company from March 2002 to December 2003. Since December 2003, Mr. Fogarty has been Executive Vice President of Cypress Reinsurance, Ltd, a wholly-owned subsidiary of Ambassadors International, Inc. From April 1999 until March 2002, he was Chief Financial Officer of Ambassadors Performance Group, LLC, a wholly-owned subsidiary of the Company. From 1993 through April 1999, Mr. Fogarty served as Vice President and Controller for Avco Insurance Services, the worldwide insurance operations and wholly-owned subsidiaries of Avco Financial Services, Inc. From 1988 through 1993, Mr. Fogarty was Assistant Vice President of Financial Reporting for Avco Financial Services, Inc. From 1987 through 1988, Mr. Fogarty was General Accounting Manager for Balboa Life & Casualty, a United States Insurance Group wholly owned by Avco Financial Services. From 1984 through 1987, Mr. Fogarty worked for the accounting firm of Arthur Young & Company (now known as Ernst & Young). Mr. Fogarty is a Certified Public Accountant.

Meetings of the Board of Directors and Committees of the Board of Directors

      During 2003, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee, and the Compensation Committee also performs the functions of a nominating committee. The members of each committee are selected by the majority vote of the Board of Directors.

      Audit Committee. The Audit Committee makes recommendations for selection of the Company’s independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company’s internal accounting controls and financial management practices. See Report of Audit Committee, below.

      Compensation Committee. The Compensation Committee is responsible for determining compensation for the Company’s executive officers and for administering the Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. (the “Incentive Plan”). See Report of Compensation Committee on Executive Compensation, below.

      Board Nominations. Director candidates are nominated by the Company’s Compensation Committee acting in the capacity of a nominating committee. The Compensation Committee will consider candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board members, willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership, willingness to objectively appraise management performance, and any such other qualifications the Compensation Committee deems necessary to ascertain the candidates ability to serve on the Board. The Compensation Committee will not consider nominee recommendations from security holders, other than the recommendations received not later than December 17, 2004, from a security holder or group of security holders that beneficially owned more than five

(5) percent of the Company’s outstanding common stock for at least one year as of the date the recommendation is made.

Determination of Independence of Directors

      Under NASDAQ rules, a director of Ambassadors International, Inc. qualifies as “independent” only if the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with Ambassadors International, Inc.). In March 2004, the Board of Directors undertook its annual review of director independence. During this review, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under Business Experience above. In making independence determinations, the Board considered each relationship not only from the standpoint of the director, but also from the standpoint of persons and organizations with which the director has a relationship. The purpose of this review is to determine whether any such relationships or transactions would interfere with the director’s independent judgment, and therefore be inconsistent with a determination that the director is independent.

      As a result of this review, the Board of Directors affirmatively determined that Brigitte M. Bren, James L. Easton, Rafer L. Johnson, John C. Spence, and Richard D.C. Whilden are independent of the Company. Furthermore, the Board resolved that the independent directors shall regularly meet in executive session.

Director Compensation

      Each of the Company’s non-employee directors receives fees of $15,000 per year plus $500 per board meeting attended. Each of the Company’s co-chairmen receive fees of $25,000 per year. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Pursuant to the Incentive Plan, each of the Company’s nonemployee directors, on the date they are first elected to the Board, receives a grant of non-qualified stock options to purchase 10,000 shares of the Company’s Common Stock at the fair market value of the Common Stock on the date of grant. The directors’ options vest in four equal annual installments commencing one year from the date of grant.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is composed of three non-employee directors, Brigitte M. Bren, James L. Easton, and Richard D.C. Whilden. No executive officer of the Company has served during 2003 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee. During fiscal 2003, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Report of Compensation Committee on Executive Compensation

      This Compensation Committee Report discusses the components of the Company’s executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan. There were four meetings of the Compensation Committee in 2003.

      Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensa-

tion for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance, and stockholder value.

      The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

      In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in similar businesses.

      In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company’s stockholders.

      Compensation Program Components. The Compensation Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

      Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

      Annual Bonus. There is no formula program for the granting of bonuses, as the Compensation Committee does not believe that this is in the best interests of the stockholders. However, the Compensation Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when it believes it is warranted. The primary purpose of any such bonus is to reward individual efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company’s annual budget and overall performance.

      Long-Term Incentive Compensation. The Company’s long-term incentive program consists of periodic grants of stock options, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and restricted stock, and may make other awards.

      Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company’s stockholders, by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

COMPENSATION COMMITTEE

Brigitte M. Bren
James L. Easton
Richard D.C. Whilden

Executive Compensation and Other Information

      The following table sets forth the compensation for the Chief Executive Officer and each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2003 (the “Named Executive Officers”):

Summary Compensation Table

					Awards

		Annual Compensation				Securities
					Restricted	Underlying	Payouts
				All Other Annual	Stock	Options	LTIP	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Awards(#)	SARS(#)	Payouts($)	Compensation($)

Joseph J. Ueberroth	2003	29,600	—	—	—	200,000	—	—
President and Chief
Executive Officer(1)

Brian R. Schaefgen	2003	5,900	—	—	—	—	—	—
Chief Financial Officer
and Secretary(2)

John A. Ueberroth	2003	—	—	—	—	—	—	—
President and Chief	2002	19,640	—	—	—	—	—	—
Executive Officer(3)	2001	138,960	—	5,520	—	90,000	—	—

Timothy T. Fogarty	2003	140,000	10,000	—	—	—	—	—
Chief Financial Officer	2002	132,000	65,000	—	—	14,881	—	—
and Secretary(4)	2001	117,000	40,000	—	—	—	—	—

(1)	In November 2003, Mr. Joseph Ueberroth succeeded Mr. John Ueberroth as the president and chief executive officer of the Company.

(2)	In December 2003, Mr. Schaefgen succeeded Mr. Fogarty as the chief financial officer and secretary of the Company.

(3)	Mr. John Ueberroth served as the president and chief executive officer of the Company until November 2003.

(4)	Mr. Fogarty served as the chief financial officer and secretary of the Company until December 2003.

Option Grants

      The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2003 and held by them on December 31, 2003. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

		% of Total			Potential Realizable Value
	Number of	Options			of Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees			Option Term(1)
	Options	in Fiscal	Exercise Price	Expiration
Name	Granted(#)	Year(%)	($) Share	Date	5%($)	10%($)

Joseph J. Ueberroth	200,000	88.93	12.25	10/7/13	1,540,792	3,904,669
Brian R. Schaefgen	—	—	—	—	—	—
John A. Ueberroth	—	—	—	—	—	—
Timothy T. Fogarty	—	—	—	—	—	—

(1)	Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2003 and held by them on December 31, 2003:

Aggregated Option Exercises During the Last Fiscal Year

And Fiscal Year-end Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options at Fiscal		Options at Fiscal
	Acquired		Year End(#)		Year End($)(1)
	On	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph J. Ueberroth	—	—	14,470	212,059	42,951	86,433
Brian R. Schaefgen	—	—	—	—	—	—
John A. Ueberroth	—	—	45,000	45,000	161,000	161,000
Timothy T. Fogarty	—	—	60,397	19,603	423,940	112,050

(1)	Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $12.55 per share).

Equity Compensation Plan Information

	(a)	(b)	(c)

		Weighted-average	Number of Securities
	Number of Securities	Exercise Price	Remaining Available for
	to be Issued	of Outstanding	Future Issuance Under
	Upon Exercise of	Options,	Equity Compensation Plans
	Outstanding Options,	Warrants and	(excluding securities
Plan Category	Warrants and Rights	Rights	reflected in column(a))

Equity compensation plans approved by security holders	1,232,593	$8.09	452,560
Equity compensation plans not approved by security holders	—	—	—

Total	1,232,593	$8.09	452,560

Compensation Plans and Arrangements

Amended and Restated 1995 Equity Participation Plan

      The Company’s Amended and Restated 1995 Equity Participation Plan (the “Incentive Plan”) was adopted by the Company on August 1995, to attract and retain directors, officers, key employees and consultants. Under the Incentive Plan, the Company may issue up to 2,200,000 shares of Common Stock.

      During the fiscal year ended December 31, 2003, options to purchase a total of 224,900 shares of Common Stock were granted under the Incentive Plan. Options to purchase 1,232,593 shares of Common Stock were outstanding at December 31, 2003 and options to purchase 40,398 shares of Common Stock were forfeited during the year ended December 31, 2003. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. As of December 31, 2003, the weighted average exercise prices of the outstanding options was $8.09.

Profit Sharing Plan

      In 1993, the Company established a noncontributory profit sharing plan, the assets of which were transferred into a new 401(k) Profit-Sharing Plan (the “401(k) Plan”) in 1996. Employees are eligible to participate in the 401(k) Plan upon six months of service and 21 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2003, the Company contributed approximately $40,000 to the 401(k) Plan.

Report of Audit Committee

      The Audit Committee is composed of three non-employee directors, John C. Spence, chairman, Richard D.C. Whilden, and Rafer L. Johnson, all of whom meet the independence and experience requirements of the SEC and NASDAQ. The board has determined that Mr. Spence qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The Audit Committee met four times during 2003.

      During the year 2003, at each of its meetings, the Committee met with the senior members of the Company’s financial management team and the independent auditors. The Committee’s agenda is established by the Committee’s Chairman and the Company’s Chief Financial Officer. During the year, the Committee had private sessions with the Company’s independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

      The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement, and is available upon written request to the Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

      The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

      The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

      In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•	Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

      The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

      The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2003 was compatible with the independent auditors’ independence.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Committee necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

      In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John C. Spence, Chairman
Rafer L. Johnson
Richard D.C. Whilden

Audit Committee’s Pre-Approval Policy

      During fiscal year 2003, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

      If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is greater than $5,000. The Chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independent Accountant Fees

      The following table sets forth the aggregate fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the fiscal years 2003 and 2002, and fees billed for other services provided by Ernst & Young for fiscal years 2003 and 2002. Certain amounts from fiscal year 2002 have been reclassified to conform to new presentation requirements.

	Fiscal Year Ended

	2003	2002

Audit Fees	$214,500	$148,000
Audit-Related Fees(1)	20,500	33,000
Tax Fees(2)	58,000	29,000
All Other Fees	—	—

Total Fees Paid	$293,000	$210,000

(1)	Includes accounting and reporting consultations related to acquisitions and internal control procedures.

(2)	Includes fees for service related to tax compliance services, preparation and filing of tax returns and tax consulting services.

      The Audit Committee has considered whether the provision of the services described above other than audit services is compatible with maintaining the independence of Ernst & Young.

PERFORMANCE GRAPH

      The following graph compares the Company’s cumulative total stockholder return with the NASDAQ Market Index and Russell 2000 Index. The graph assumes that $100 was invested on December 31, 1998, in the Company’s Common Stock and in each of the indexes mentioned above and that all dividends were reinvested.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Ambassadors International, Inc.	100.00	74.15	128.81	146.50	62.74	89.01
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68
Russell 2000 Index	100.00	119.59	114.43	115.60	90.65	131.78

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth the amount of stock of the Company beneficially owned as of March 31, 2004, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

	Amount and Nature of
	Beneficial Ownership	Percent of Class of
Name of Beneficial Owner	of Common Stock(1)	Common Stock

MLF Investments, LLC(2)	1,575,870	15.73%
Peter V. Ueberroth(3)	1,339,968	13.32%
John A. Ueberroth(4)	1,109,270	11.02%
Ashford Capital Management, Inc.(5)	1,106,000	11.04%
Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers(6))	876,100	8.75%
Dimensional Fund Advisors Inc.(7)	619,800	6.19%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2004 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The address of MLF Investments, LLC is 2401 West Bay Drive, Suite 124, Largo, FL 33770. The Company is reporting this stock ownership based upon a Schedule 13D report filed by this person with the Securities and Exchange Commission.

(3)	Co-Chairman of the Board of the Company. The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes options to purchase 45,000 shares of Common Stock. Does not include 100,000 shares of Common stock owned by the Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(4)	Co-Chairman of the Board of the Company. Includes option to purchase 45,000 shares of Common Stock. Does not include 25,000 shares of Common stock owned by the John and Gail Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(5)	The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(6)	The address of Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10081. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

(7)	The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

      The following table sets for the amount of Common Stock of the Company beneficially owned as of March 31, 2004 by each director of the Company, each Named Executive Officer, and all directors and Named Executive Officers as a group:

	Amount and Nature of
	Beneficial Ownership of	Percent of Class of
Name of Beneficial Owner	Common Stock(1)	Common Stock

Joseph J. Ueberroth(2)	148,090	1.48%
Brian R. Schaefgen(3)	2,000	*
Timothy T. Fogarty(4)	68,639	*
John A. Ueberroth(5)	1,109,270	11.02%
Peter V. Ueberroth(6)	1,339,968	13.32%
Brigitte M. Bren(7)	18,087	*
James L. Easton(8)	24,116	*
Rafer L. Johnson(9)	8,040	*
John C. Spence(10)	26,116	*
Richard D.C. Whilden(11)	29,736	*
All Directors and Named Executive Officers as a group (10 people)(12)	2,774,062	26.96%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2004 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	President and Chief Executive Officer of the Company. Includes 14,470 shares of Common Stock issuable upon exercise of options. Mr. Joseph Ueberroth’s address is 1071 Camelback Street, Newport Breach, CA 92660.

(3)	Chief Financial Officer and Secretary of the Company. Mr. Schaefgen’s address is 1071 Camelback Street, Newport Breach, CA 92660.

(4)	Former Chief Financial Officer and Secretary of the Company. Consists of 68,639 shares of Common Stock issuable upon exercise of employee stock options. Mr. Fogarty currently serves as Executive Vice President of the Company’s wholly-owned subsidiary, Cypress Reinsurance, Ltd. Mr. Fogarty’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(5)	Co-Chairman of the Board of the Company. Includes options to purchase 45,000 shares of Common Stock. Does not include 25,000 shares of Common stock owned by the John and Gail Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(6)	Co-Chairman of the Board of the Company. Includes options to purchase 45,000 shares of Common Stock. The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Does not include 100,000 shares of Common stock owned by the Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(7)	Director. Consists of 18,087 shares of Common Stock issuable upon exercise of director options. Ms. Bren’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(8)	Director. Consists of 24,116 shares of Common Stock issuable upon exercise of director options. Mr. Easton’s address is 7855 Haskell Avenue, Van Nuys, CA 91406.

(9)	Director. Consists of 8,040 shares of Common Stock issuable upon exercise of director options. Mr. Johnson’s address is 6071 Bristol Parkway, #100, Culver City, CA 90230.

(10)	Director. Includes 24,116 shares of Common Stock issuable upon exercise of director options. Mr. Spence’s address is 9349 E. Princess Drive, Mesa, AZ 85207.

(11)	Director. Includes 24,116 shares of Common Stock issuable upon exercise of director options. Includes 2,000 shares held in a family trust of which Mr. Whilden is a co-trustee. Includes 1,000 shares in an IRA account for the benefit of Mr. Whilden. Mr. Whilden’s address is 106 So. Poinsettia Avenue, Manhattan Beach, CA 90266.

(12)	Includes 271,584 of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“Commission”). Such officers, directors, and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2003, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with.

CORPORATE GOVERNANCE

General

      We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will ensure that our Company is managed for the long-term benefit of its shareholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the new listing standards of NASDAQ.

      Based on this review, in March 2004, our Board adopted a charter for our Audit Committee and a Code of Ethics and Conduct. You may obtain a copy of the Code of Ethics and Conduct and other information regarding our corporate governance practices by writing to the Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

Communications with the Board

      Any shareholder may communicate with the Board of Directors of Ambassadors International, Inc. and it committees. The Board of Directors has established the following system to receive, track and respond to communications from shareholders addressed to the Ambassadors International, Inc. Board of Directors and its committees and members.

      Any shareholder may address his or her communication to the Board of Directors, a committee of the Board, or an individual Board member and send the communication addressed to the recipient group or individual, care of Ambassadors International, Inc., Corporate Secretary, 1071 Camelback Street, Newport Beach, California 92660. The Corporate Secretary will review all communications and deliver the communications to the appropriate party in the Corporate Secretary’s discretion. The Corporate Secretary may take additional action or respond to communications in accordance with instructions from the recipient of the communication.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Corporate Secretary, Ambassadors International, Inc. 1071 Camelback Street, Newport Beach, California 92660.

By Order of the Board of Directors

Brian R. Schaefgen
Secretary

Newport Beach, California

April 14, 2004

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

AMBASSADORS INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

      The Audit Committee (“the Committee”) of the Board of Directors (“the Board”) of Ambassadors International, Inc., a Delaware corporation (“the Company”), will have the oversight responsibility, authority and specific duties as described below.

Composition

      The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of the rules and regulations of Nasdaq and the Securities and Exchange Commission (“SEC”). The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company’s shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

Responsibility

      The Committee will assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. It is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company’s business conduct guidelines.

Authority

      The Committee is directly responsible for the appointment, compensation, retention, oversight and termination of engagement of any independent auditor employed by the Company. Each independent auditor shall report directly to the Committee. The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. The cost of the independent auditors and such professionals, as well as the Committee’s ordinary administrative expenses incurred in carrying out its duties, shall be borne by the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

Meetings

      The Committee is to meet at least four (4) times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chairman. The Committee is to meet in separate executive sessions with the Company’s chief financial officer, independent auditors and internal auditors at least once each year and at other times when considered appropriate.

Attendance

      Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent auditors and internal auditors be present at Committee meetings.

Specific Duties

      In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

2. Review with the Company’s management, internal auditors and independent auditors the Company’s accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company’s management, internal auditors and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company and management’s judgments and estimates in preparing its financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

4. Review the scope of internal auditors’ work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent auditors’ annual audit. The Committee’s review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent auditors that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company’s Form 10-Q. The Committee shall also receive a confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal auditors and the independent auditors the following:

•	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K.

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•	Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent auditors concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

9. After preparation by management and review by internal auditors and independent auditors, approve the report required under SEC rules to be included in the Company’s annual proxy statement. The Charter is to be published as an appendix to the proxy statement at least every three (3) years.

10. Discuss with the independent auditors the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

11. Meet with management, internal auditors and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as “material” or “serious.” Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Approve in advance the engagement of the independent auditors for all audit services and non-audit services and approve the fees and terms of any such engagement.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal auditors and the independent auditors the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

17. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties.

18. Adopt and monitor a code of ethics for senior financial and other officers and provide for and review prompt disclosure to the public of any change in, or waiver of such code of ethics.

19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

PROXY

This Proxy is Solicited on Behalf of the Board of Directors of
AMBASSADORS INTERNATIONAL, INC
1071 Camelback Street
Newport Beach, California 92660

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Peter V. Ueberroth and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors International, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 31, 2004, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 14, 2004, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on reverse side.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲Detach here from proxy voting card.▲

You can now access your Ambassadors International, Inc.
account online.

Access your Ambassadors International, Inc. shareholder/stockholder account online via Investor ServiceDirect ® (ISD).

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR ALL	WITHHOLD AUTHORITY FOR ALL
1.	To elect the following directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified:	☐	☐

01 Peter V. Ueberroth
02 Richard D.C. Whilden

To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below:

		FOR	AGAINST	ABSTAIN
2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein.
This Proxy will be voted FOR the election of the directors listed and FOR the other proposals if no specification is made.

Signature	Signature if held jointly,	Dated:	, 2004

Please mark, sign, date and return the proxy card promptly using the enclosed envelope

▲ Detach here from proxy voting card ▲